UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 4, 2009

ICC Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25417	11-3571993
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

3334 E. Coast Hwy #424, Corona Del Mar, CA	92625
(Address of principal executive offices)	Zip Code)

Registrant's telephone number, including area code: (949) 200-7569

N/A
(Former name and address if changed since the last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 4, 2009, the Financial Industry Regulatory Authority (“FINRA”) cleared the common stock of ICC Worldwide, Inc. (the “Company”) to resume being quoted on the Over-the-Counter Bulletin Board (the “OTCBB”) under the symbol ICCW.OB

The common stock of the Company was quoted on the Pink Sheets under the symbol ICCW.PK.

In November, 2007, FINRA had notified the Company that it had become ineligible for further trading on the OTCBB for a period of 12 months beginning November 29, 2007 as the Company had been delinquent in its reporting obligations under the Securities Exchange Act of 1934 three times during the prior 24 months.  The late filings in question were the Company’s Annual Reports on Form 10-KSB for the fiscal years ended December 31, 2006 and 2005, respectively, and the Company’s quarterly report on Form 10-QSB for the quarter ended September 30, 2007 (the “September 2007 10-QSB”).

The Company has not been late on any filings since the September 2007 10-QSB.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Scott K Anderson, Jr.
Scott K Anderson, Jr.
Corporate Secretary

Date: June 5, 2009